people's capital and leasing corp.

850 Main Street
BC-03/RC871
Bridgeport, CT 06604

May 31, 2022

Mr. Joseph Funicelli
Unifoil Corporation
12 Daniel Road East
Fairfield, NJ 07004

Dear: Mr. Funicelli:

Reference is made to Schedule No. 003 dated September 27, 2021 to Master Loan and Security Agreement No. 3556 dated February 14, 2014 (the "Loan") between People's Capital and Leasing Corp. as lender ("PCLC"), Unifoil Corporation as borrower (the "Borrower"). Further reference is made to the Payment Adjustment Rider to the Loan providing for the adjustment of the interest rate and payments under the Loan (the "Rider").

PCLC and the Borrower agree that the Loan is in full force and effect and the installments due under the Loan hereby consist of the following: Eight (8) payments of interest only $21,149.00 followed by Sixty (60) equal successive monthly installments of $68,634.00 commencing June 30, 2022 (the "Payment Commencement Date"). PCLC is authorized to insert the Payment Commencement Date in the Loan.

In order to lock-in the payments under the Loan and commence the Loan, the Borrower agrees that its obligations to pay the full payments under the Loan and abide by its other obligations when due under the Loan are absolute and unconditional notwithstanding that the proceeds of the Loan are not yet fully disbursed and the Equipment has not yet been fully delivered. Such obligations shall not be affected in any respect whatsoever by the failure of the vendor to deliver all of the Equipment satisfactorily to the Borrower.

The pay proceeds are amended as follows:

$3,352,050.00 to Ecosystem
$ 82,100.00 to Unifoil Corporation (upon receipt of proof of payment)
$3,434,150.00 Total

PCLC shall withhold out of the remaining unpaid proceeds of $2,769,470.00 the sum of $2,687,370.00. This holdback of funds will be disbursed only upon receipt of proof of insurance satisfactory to PCLC, final invoice from Ecosystems, executed Landlord Waiver and written authorization from the Borrower.

Proceeds in the amount of $82,100.00 will be sent to Unifoil Corporation.

Borrower agrees that (i) it shall look solely to the vendor of the Equipment for the delivery, installation, operation and condition of the Equipment, (ii) PCLC has made no express or implied warranty of any kind with respect to the Equipment or its delivery and installation; and (iii) as between PCLC, its successors and assigns and the Borrower, the Equipment has been accepted on an "AS-IS" "WHERE-IS" basis.

Upon delivery of the Equipment the Borrower will execute and deliver to PCLC its standard Delivery Certificate evidencing the date of delivery of the Equipment.

This letter may be executed in counterparts and executed counterparts shall be effective when delivered by any means, including telefax, but Borrower agrees to deliver its ink-signed original to PCLC.

In all other respects the provisions of the Loan are ratified and reconfirmed

Very truly yours,
PEOPLE'S CAPITAL ANDLEASING CORP.

BY: [signature]

TITLE: SVP

AGREED TO AND ACKNOWLEDGED BY
UNIFOIL CORPORATION

BY: [signature]

TITLE: CEO - Unifoil Corp

people's capital and leasing corp.

850 Main Street
BC-03/RC871
Bridgeport, CT 06604

September 27, 2021

Mr. Joseph Funicelli
Unifoil Corporation
12 Daniel Road East
Fairfield, NJ 07004

RE: New Financing – Loan #3556-003

Dear Mr. Funicelli:

Enclosed please find the documents for your new financing with People's Capital and Leasing Corp. ("PCLC"):

Master Loan Documents

- Subordination of Debt

Schedule Documents

- Addendum
- Additional Collateral Rider
- Individual Guaranty (3) – Please provide a copy of the driver's license of each individual guarantor and have a witness execute where indicated
- Schedule No. 003 with Schedule A
- Prepayment Letter
- Payment Adjustment Rider
- Delivery Certificate
- Insurance Requirements Letter-FORWARD TO YOUR INSURANCE AGENT
- Consent and Waiver of Landlord -FORWARD TO YOUR LANDLORD
- Auto Debit Letter
- Invoice for Fees
- Letter of Credit Acknowledgement

Please Note:

1. The Landlord of the realty where the equipment is located should execute the Consent and Waiver if you rent the facility. The complete and correct name of the Landlord should be printed clearly above the space provided for signature. Please be sure to forward this document to the appropriate party and return to PCLC.

2. The Insurance Requirements Letter should be forwarded to your insurance agent with a request for evidence of property insurance to be issued to PCLC reflecting the appropriate information in accordance with our requirements, including that PCLC to be named by endorsement with Lender's Loss Payable provisions. A copy of the endorsement to the property insurance policy must be provided.

3. PCLC's flood insurance requirement is indicated next to the check mark below:
(X) Flood insurance is required, because the equipment location is in a flood hazard zone, per F.E.M.A.

Please have the documents executed where indicated, affix the corporate seal where required and return to my attention at People's Capital and Leasing Corp. 850 Main Street, BC-03, Bridgeport, CT 06604. Should you have any questions, please do not hesitate to contact me. Thank you for the opportunity to be of service and we at PCLC look forward to a long and continuing relationship with you.

Sincerely,
PEOPLE'S CAPITAL AND LEASING CORP.
Beth Ann Logan
Lead Contract Associate

ADDITIONAL COLLATERAL RIDER

Part of Schedule 003 dated September 27, 2021 to Master Loan and Security Agreement No. 3556 dated February 28, 2014 (the "Agreement") between People's Capital and Leasing Corp. ("PCLC") and Unifoil Corporation (the "Borrower")

As additional security for the full and faithful performance by the Borrower of all of the terms and conditions upon the Borrower's part to be performed under the Agreement Borrower does hereby grant to PCLC a first priority security interest in the property listed below and all proceeds including insurance proceeds thereof and therefrom (all herein collectively called the "Additional Collateral"):

One (1) INTA-ROTO 54" LAMINATING PRODUCTION LINE,(1988), MODEL SM-3018,S/N 488, DOUBLE TURRET UNWIND STAND 65" OD CAPACITY, FULLY AUTO SPLICER W/ANALOG CONTROL, AIR KNIFE, STRIPPING UNIT, INTA-ROTO 54" MULTI-ROLL COATER W/OVERHEAD GAS FIRED PASS-THRU HOT AIR DRYER/OVEN, SINGLE UNWIND W/SLOTTED BASE, 54" FILM LAMINATING UNIT W/ADHESIVE APPLICATION PUMPS, POST MOUNTED JIB CRANE W/ELECTRIC HOIST, 5-ROLL CHILL ROLL STAND, TENSION CONTROL, MBO DOUBLE TURRET TAKE- UP STAND (1984) S/N 471, 65" OD CAPACITY, VARIABLE SPEED DRIVES, COMMON CARRIER 100-TON CHILLER, RELATED TRANSFORMERS, POWER SUPPLIES, CONSOLE CONTROL W/ANALOG & DIGITAL READ OUTS, UPGRADED DRIVES & CONTROLS, RELATED PERIPHERAL EQUIPMENT, ETC.

✓ One (1) INTA-ROTO 62" LAMINATING PRODUCTION LINE (1974), MDL. S/N N/A, BELOIT DOUBLE TURRET UNWIND STAND 72" OD CAPACITY, FULLY AUTO SPLICER W/ANALOG CONTROL, STRIPPING UNIT, INTA-ROTO 62" MULTI-ROLL COATER W/OVERHEAD GAS FIRED PASS-THRU HOT AIR DRYER/OVEN, SINGLE UNWIND W/SLOTTED BASE, 62" FILM LAMINATING UNIT W/ADHESIVE APPLICATION PUMPS, POST MOUNTED JIB CRANE W/ELECTRIC HOIST, ENERCON CORONA TREATMENT UNIT MODEL COMPAK 2000 W/CONTROL 5-ROLL CHILL ROLL STAND, TENSION CONTROL, DOUBLE TURRET TAKE-UP STAND 72" OD CAPACITY, VARIABLE SPEED DRIVES, COMMON CARRIER 100-TON CHILLER, RELATED TRANSFORMERS, POWER SUPPLIES, BOBST INSET UNIT, CONSOLE CONTROL W/ ANALOG & DIGITAL READ OUTS, TOUCH SCREEN CONTROL, UPGRADED THERMALON LAMINATOR HEATER, DRIVES, CONTROLS, RELATED PERIPHERAL EQUIPMENT, ETC.

✓ One (1) INTA-ROTO 66" LAMINATING PRODUCTION LINE, (1973), MODEL M-256, S/N N/A, BLACK CLAWSON DOUBLE TURRET UNWIND STAND 72" OD CAPACITY, SECOND DOUBLE TURRET UNWIND STAND BEFORE COATER 65" OD CAPACITY, AUTO SPLICER W/ANALOG CONTROL, STRIPPING UNIT, DOUBLE INTA-ROTO 66" MULTI-ROLL COATER S/N M56173 W/OVERHEAD INSULATED GAS FIRED PASS- THRU HOT AIR DRYER/OVEN, DUAL UNWIND STANDS W/SLOTTED BASE, 66" FILM LAMINATING UNIT W/ADHESIVE APPLICATION PUMPS, COMMON MONO RAIL W/ELECTRIC HOIST, ENERCON CORONA TREATMENT UNIT MODEL COMPAK 2000 W/CONTROL, 5-ROLL CHILL ROLL STAND, TENSION CONTROL, DOUBLE TURRET TAKE-UP STAND 72" OD CAPACITY, VARIABLE SPEED DRIVES, COMMON CARRIER 100-TON CHILLER, RELATED TRANSFORMERS, POWER SUPPLIES, CONSOLE CONTROL W/ANALOG & DIGITAL READ OUTS, UPGRADED DRIVES & CONTROLS, RELATED PERIPHERAL EQUIPMENT, ETC.

✓ One (1) RICHMOND 54" LAMINATING PRODUCTION LINE, (1983), S/N 8214, DOUBLE TURRET UNWIND STAND 72" OD CAPACITY, SINGLE LAYOFF UNWIND, 2ND LAYOFF UNWIND STAND, AUTO SPLICER W/ANALOG CONTROL, STRIPPING UNIT, ELECTRON BEAM, RICHMOND 54" LAMINATOR W/OVERHEAD GAS INSULATED PASS-THRU HOT AIR DRYER/OVEN, SINGLE UNWIND STAND W/SLOTTED BASE, 54" FILM LAMINATING LINE W/ADHESIVE APPLICATION PUMPS, COMMON MONO RAIL W/ELECTRIC HOIST, REGISTRATION, ESI EZ CURE UV DRYER W/TOUCH SCREEN CONTROL, DOUBLE 5-ROLL CHILL ROLL STANDS, TENSION CONTROL, DOUBLE TURRET TAKE-UP STAND 65" OD CAPACITY, VARIABLE SPEED DRIVES, COMMON CARRIER 100-TON CHILLER, RELATED TRANSFORMERS,POWER SUPPLIES, CONSOLE CONTROL W/ANALOG & DIGITAL READ OUTS, TOUCH SCREEN CONTROL, RELATED MEZZANINE & WALKWAY, UPGRADED DRIVES & TOUCH SCREEN CONTROLS, RELATED PERIPHERAL EQUIPMENT, ETC.

One (1) MAXSON AUTOMATIC 65" SHEETER, S/N 3934M, (1983) DOUBLE TURRET UN- WIND STAND 65" OD, MARTIN HYDRAULIC STRIPPING UNIT (1976) MODEL LHR4, S/N 3162, MAXSON EMBOSSING UNIT W/HEATED PRESS ROLL, EDGE GUIDES & SCORING, REGISTRATION, TENSION CONTROL, NIP ROLLS, TRIM SYSTEM W/WASTE DISCHARGE, MAXSON MAIN SHEETER 65" W/PLC CONTROLS, DISCHARGE CONVEYOR W/MECHANICAL AUTO STACKING, ETC.

✓ One (1) MAXSON MDH AUTOMATIC 65" SHEETER, S/N 6628M,(2008) DOUBLE TURRET UNWIND STAND 65" OD W/ALLEN BRADLEY TOUCH SCREEN CONTROL, OVERHEAD DANCER ROLLS W/TENSION CONTROL, BREAKING BARS W/DECURLER & MICRO PLC CONTROL, PHOTO EYE, EMBOSSING UNIT W/HEATEDPRESS ROLL, EDGE GUIDES & SCORING, REGISTRATION, TENSION CONTROL, NIP ROLLS, TRIM SYSTEM W/WASTE DISCHARGE, MAXSON MAIN SHEETER 65" W/REXROTHINDRA-CONTROL VCP20, DISCHARGE CONVEYOR W/SOUTHWORTH MECHANICAL AUTO STACKING, ETC.

✓ One (1) MAXSON AUTOMATIC 65" SHEETER, S/N 5977M, (1999) DOUBLE TURRET UNWIND STAND 65" OD W/ANALOG CONTROL, DANCER ROLLS W/TENSION CONTROL, BREAKING BARS W/DECURLER & PLC CONTROL, PHOTO EYE, EMBOSSING UNIT PLC CONTROL, PHOTO EYE, EMBOSSING UNIT W/HEATED PRESS ROLL, EDGE GUIDES & SCORING, REGISTRATION, TENSION CONTROL, NIP ROLLS, TRIM SYSTEM W/WASTE DISCHARGE, MAXSON MAIN SHEETER 65" W/ALLEN BRADLEY PANEL VIEW 1000 TOUCH SCREEN CONTROL VCP20, DISCHARGE CONVEYOR W/ SOUTHWORTH MECHANICAL AUTO STACKING, ETC.

One (1) DEXTER-LAWSON POWER PAPER SHEAR, MODEL 69T100, (1982) S/N 816902,72" X 100" CAPACITY, SAFETIES, POWER BACK GAUGE, W/AUTO MECHANICAL INFEED LIFT ON TRACKS, SOUTHWORTH HYDRAULIC DISCHARGE SCISSOR LIFT, RELATED CONTROLS, ETC.

One (1) GENIK SLITTER REWINDER (1997) SEMI-CUSTOM, 72" X 8,000-LBS. CAP., S/N N/A, SINGLE POWER UNWIND & TAKE UP STANDS W/PLC CONTROLS, IN-FEED NIP IDLER ROLLS, TENSION CONTROL, SCORING, WASTE TRIM & DISCHARGE SYSTEM, VARIABLE SPEED DRIVES, SIEMENS SIMATIC TOUCH SCREEN CONTROL, ETC.

One (1) ARROW MODEL SAPPHIRE 2000-16 FILM SLITTER REWINDER DIFFERENTIAL SHAFTS 72" CAP., S/N N/A, SINGLE POWER UNWIND STAND & CUSTOM TRACK MOUNTED TAKE UP RACK W/ MECHANICAL POWER HOIST, NIP IDLER ROLLS, TENSION CONTROL, SCORING, VARIABLE SPEED DRIVES, ANALOG CONTROL

One (1) APPLETON SEMI-AUTOMATIC CORE CUTTER, (1962) W/ PAYOFF UNWIND STAND, EMBOSSING ROLLS, DOUBLE SHAFTS, TYPE RD-1250, S/N 6066, VACUUM WASTE REMOVAL SYSTEM, POWER SUPPLY & CONTROL

AIR COMPRESSOR SYSTEM W/SULLAIR ROTARY SCREW AIR COMPRESSOR, MODEL 12BS-50L, S/N 003-83106,50-HP, SHROUDED, (47,284-HOURS) W/SULLAIR ROTARY SCREW AIR COMPRESSOR, MODEL LSI2-50HA, S/N 003-119431, 50-HP, SHROUDED, HOURS N/A, KAESER REFRIGERATED AIR DRYER, MODEL TE-121, S/N 10V2, PROCESS PIPING, VERTICAL AIR RECEIVING TANK, ETC.

One (1) ECONOMY AUTOMATIC HORIZONTAL HYDRAULIC BALER, MODEL 72A42, S/N 60075, CYCLONE INFEED SYSTEM W/RELATED WASTE REMOVAL SYSTEM, GATE VALVES, DUCT WORK, VAUCCM SYSTEM, CONTROL, ETC.

One (1) MARATHON VERTICAL HYDRAULIC DOWN STROKE BALER, MODEL N/A, S/N N/A ANALOG CONTROL

One (1) LANTECH ROTARY HD PALLET SHRINK WRAPPING SYSTEM, MODEL Q-300XT, S/N N/A, AUTOMATIC FILM FEED-CUT & CLAMPING SYSTEM, ROTARY & INDEXING PIT SUNK TABLE, PALLET GRIP, LOAD CELLS & INTEGRATED SCALE W/CARDINAL MODEL 180 DIGITAL READ OUT & PLC CONTROL

One (1) HIGHLIGHT ROTARY ROLL SHRINK WRAPPING SYSTEM, MDL. SYNERGY-2.5, S/N F114-097-20835, AUTOMATIC FILM FEED-CUT & CLAMPING SYSTEM, ROTARY & INDEXING PIT SUNK TABLE, PALLET GRIP, LOAD CELLS & INTEGRATED SCALE TRANSCELL MODEL T1500E DIGITAL READ OUT & PLC CONTROL

One (1) HIGHLIGHT ROTARY ROLL SHRINK WRAPPING SYSTEM, MDL. SYNERGY-2.5, S/N F114-097-20834, AUTOMATIC FILM FEED-CUT & CLAMPING SYSTEM, ROTARY & INDEXING PIT SUNK TABLE, PALLET GRIP, LOAD CELLS & INTEGRATED SCALE TRANSCELL MODEL T1500E DIGITAL READ OUT & PLC CONTROL

One (1) HYSTER PROPANE (LP) FORKLIFT TRUCK, MODEL S120FT, S/N H004V02533L, TRIPLE MAST, OPERATORS CAGE, CUSHION TIRES W/CASCADE HYDRAULIC PAPERCLAMP, MODEL 90F-1694,7,500-LBS. CAPACITY

One (1) HYSTER PROPANE (LP) FORKLIFT TRUCK, MODEL S120FT, S/N G004V023692F, TRIPLE MAST, OPERATORS CAGE, CUSHION TIRES W/CASCADE HYDRAULIC PAPER CLAMP, MODEL 90F-1694,11,950-LBS. CAPACITY

One (1) HYSTER PROPANE (LP) FORKLIFT TRUCK, MODEL S60FT, S/N F187V24929L, TRIPLE MAST, OPERATORS CAGE, CUSHION TIRES, 6,750-LBS. CAPACITY

One (1) HYSTER PROPANE (LP) FORKLIFT TRUCK, MODEL S60FT, S/N F187V24930L, TRIPLE MAST, OPERATORS CAGE, CUSHION TIRES, 5,600-LBS. CAPACITY

One (1) HYSTER PROPANE (LP) FORKLIFT TRUCK, MODEL S80XL BCS, S/N D004V089015, TRIPLE MAST, OPERATORS CAGE, CUSHIOND TIRES, 7,650-LBS. CAPACITY

One (1) TOYOTA PROPANE (LP) FORKLIFT TRUCK, MODEL N/A, S/N N/A, TRIPLE MAST, OPERATORS CAGE, CUSHIONTIRES, 5,000-LBS. CAPACITY

Two (2) HYSTER WALK-BEHIND ELECTRIC WALKIE PALLET JACKS, MODEL W40Z, S/N'S B218N211227J & B218N27314L 4,000-LBS. CAPACITY W/CHARGERS

MATERIAL HANDLING EQUIPMENT INCLUDING (15) SECTIONS ADJUSTABLE PALLET RACKING W/CROSS-ARMS, UPRIGHTS & DECKING;(APPROX.100) INDUSTRIAL PAPER ROLL PLASTIC PALLETS; (4) SINGLE SIDED & (5) DOUBLE SIDED MULTI-TIER CANELIEVER ROLL STORAGE RACKS; PALLET JACKS, SCISSOR LIFTS, DOCK PLATES, ETC

ANCILLARY SUPPORT EQUIPMENT INCLUDING: FORKLIFT BOOM & PERSONNEL PLATFORM ATTACHMENTS; APPLETON MECHANICAL 6" CORE CUTTER & CUSTOM 12" MECHANICAL CORE CUTTER; LITTLE JOE SAMPLE PRESS MDL. H88, S/N 2224; CASCADE CLAMP; DEWALT RADIAL ARM SAW W/FENCE & GUARD SYSTEM; ROLLING LADDERS, SECURITY MIRRORS; POWER, PNUMATIC & HAND TOOLS; UV TUNNEL DRYER; SENTINEL BENCHTOP HEAT SEALER, MDL. 12, S/N N12-459A; (3) ZEBRA MDL. T-410 & (3) ZEBRA MDL. 220XI4 LABEL PRINTERS W/PC'S; CONVERTOMATIC BORTEK ELECTRIC WALK-BEHIND FLOOR WASHER W/ CHARGER;

BRIDGEPORT VERTICAL MILLING MACHINE, 36" POWER FEED TABLE, MILLING VISE, TTOOLING & ACCESSORIES, DOUBLE-END HEAVY-DUTY GRINDER, TURN-PRO HORIZONTAL METAL-CUTTING BAND SAW, GRAND RAPIDS HD 8" X 24" SURFACE GRINDER W/MAGNETIC CHUCK, SHOP VACS, BATTERY CHARGES, FANS LG.QTY. HAND & POWER TOOLS, PNEUMATIC TOOLS, DOUBLE-END GRINDERS, ROTARY TABLES, FASTENER BINS, ACETYLENE CART W/TANK, GAUGE & NOZZELS, (2) PRODUCTION TYPE DRILL PRESSES, ARBOR PRESS, LOGAN HEAVY-DUTY

LONG-BED GEAR HEAD ENGINE LATHE W/CHUCK, TAILSTOCK, TOOLPOST HOLDER, 20" X 80" LONG-BED ENGINE LATHE, LINCOLN ARC WELDERS, STORAGE CABINETS, FASTERNER BINS, RIDGID 10" SAW, MISC. TOOLS, SUPPLIES, HYDRAULIC FITTINGS, ELECTRIC PARTS, MISC. COMPONENT & MACHINERY PARTS, WELDING SUPPLIES, BELT SANDER, ETC.

COMPUTRAC MAX1000 DIGITAL MOISTURE ANALYZER (ARIZONA INSTRUMENTS); TMI DIGITAL THICKNESS GAUGE, MDL. 49-70; OHAUS SHROUDED PRECISION BALANCE SCALE; PRECISION BENCHTOP MECHANICAL CONFECTION OVEN, MDL. 18L, ELECTRIC; LIGHTNIN DIGITAL BENCHTOP AGITATOR/MIXER; SULLIVAN STOKES RUB TESTER; LAB APPARATUS INCL.: MICROWAVE, LAB GLASSWARE, COUNTERS, PAPER CUTTER, OFFICE AREA, LAYOUT TABLES, FILES, LUMINA POWER LAMP SOURCE, MISC. GAUGES, DIAL INDICATORS, ETC; PRECISION BENCHTOP MECHANICAL LAB SINGLE DOOR CONVECTION OVEN W/DIGITAL READ-OUT, CARVER LAB PRESS, MISC. LAB SUPPORT, ETC.

EXECUTIVE, GENERAL & ADMINISTRATIVE OFFICES W/DESKS, POSTURE CHAIRS, CREDENZA'S, BOOK CASES, WALL UNITS, STEEL VERTICAL & LATERAL FILES, SIDE OFFICES, MODULAR OFFICES W/WORK SURFACES, CONFERENCE AREAS, UPPER LEVEL CONFERENCE ROOM, RECEPTION AREA, LUNCH AREA, FILE STORAGE, STORAGE CABINEST, ELECTRONIC PHONE SYSTEM, FAXES, SHREADERS, OFFICE SUPPORT; (18) DESKTOP & LAPTOP PENTIUM PC'S W/SERVERS, PATCH PANELS, MODEMS, FIREWALL, ROUTERS, APC UPS', IMKJET & LASER PRINTERS, SURVELLANCE SYSTEM W/CAMERAS, DVR & RELATED SOFTWARE, ETC.

GENIK SLITTER REQINDER (2014) SEMI-CUSTOM, 72" X 8,000-LBS. CAP., S/N 677-14, SINGLE POWER UNWIND & TQAKE UP STANDS W/ PLC CONTROLS, IN-FEED NIP IDLER ROLLS, TENSIOIN CONTROL, SCORING, WASTE TRIM & DISCHARGE SYSTEM, VARIABLE SPEED DRIVES, SIEMENS SIMATIC TOUCH SCDREEN CONTROL, ETC.

In the event of a default by Borrower with respect to any of the conditions, terms, covenants and provisions under the Agreement or other agreement, PCLC shall have the rights and remedies of a secured party under the Uniform Commercial Code with respect to the Additional Collateral. Borrower shall have the same obligations with respect to the Additional Collateral as it has under the Agreement with respect to the property described therein.

This agreement shall inure to the benefit of PCLC's successors and assigns.

Dated: September 27, 2021

PEOPLE'S CAPITAL AND LEASING CORP.	UNIFOIL CORPORATION
By: [signature]	By: [signature]
Title: SVP	Title: CEO

SCHEDULE TO MASTER LOAN AND SECURITY AGREEMENT

SCHEDULE NO. 003 DATED SEPTEMBER 27, 2021 TO MASTER LOAN AND SECURITY AGREEMENT NO. 3556 DATED FEBRUARY 28, 2014

Lender:
PEOPLE'S CAPITAL AND LEASING CORP.
850 MAIN STREET, BC-03
BRIDGEPORT, CT 06604

Borrower:
UNIFOIL CORPORATION
12 DANIEL ROAD EAST
FAIRFIELD, NJ 07004

Lender and Borrower have entered into a Master Loan and Security Agreement No. 3556 dated February 28, 2014 (the "Master Loan Agreement") which is incorporated herein and this is a Schedule to the Master Loan Agreement. All terms used herein which are defined in the Master Loan Agreement and not otherwise specifically defined herein shall have the same meanings as set forth in the Master Loan Agreement.

1. THE LOAN AND LOAN REPAYMENT. Pursuant to the Master Loan Agreement, Lender agrees to lend to Borrower the sum of Three Million Four Hundred Twenty-Five Thousand Six Hundred Fifty and 00/100 ($3,425,650.00) Dollars. Borrower agrees to repay the Loan in successive installments (which installment payments are inclusive of interest) as set forth in the following payment schedule:

PAYMENT SCHEDULE

ADVANCE PAYMENT	NUMBER OF PERIODIC INSTALLMENT(exclusive of Advance Payment) PAYMENTS AND PAYMENT PERIOD	INSTALLMENT AMOUNT PER PERIODIC PAYMENT PERIOD
NA	Sixty (60) Monthly	$65,039.00

Commencement Date: ________________ Security Deposit (if any): ____________
Equipment Location: 12 Daniel Road East, Fairfield, NJ 07004
Special Provisions: (if any): **Notwithstanding any provision in the Master Loan Agreement to the contrary, the collateral described in the Additional Collateral Rider shall only constitute the collateral for Borrower's obligations to Lender for so long as Indebtedness under this Schedule, as may be later modified or amended, remains outstanding.**

2. EQUIPMENT AND SECURITY INTEREST. As provided in the Master Loan Agreement, Borrower gives and grants to the Lender a security interest in the Equipment described in the attached Schedule A and in the Additional Collateral Rider dated the date hereof as security for its obligations under this Schedule and the Master Loan Agreement.

3. DISBURSEMENT OF PROCEEDS. Borrower hereby authorizes Lender to disburse the Loan proceeds as follows:

$3,278,450.00	To: Ecosystem
$ 73,600.00	To: Kody Equipment PVT. LTD.
$3,425,650.00	**TOTAL PROCEEDS**

4. SEE PAYMENT ADJUSTMENT RIDER ATTACHED AND INCORPORATED BY REFERENCE.

The Loan consisting of this Schedule (including the provisions of the Master Loan Agreement incorporated herein) and all riders and supplements to this Schedule constitutes a separate and distinct Loan from any other Schedule to the Master Loan Agreement. Unless otherwise expressly provided, only one original of this Schedule shall be executed and such original together with a copy of the Master Loan Agreement shall constitute the original loan chattel paper. By its execution and delivery of this Schedule, Borrower hereby reaffirms all of the warranties and representations contained in the Master Loan Agreement as of the date hereof and further warrants and represents to the Lender that no Event of Default has occurred and is continuing as of the date hereof. This Schedule shall not be in effect until accepted by Lender at its Bridgeport, CT office.

ACCEPTED AT LENDER'S BRIDGEPORT, CT. OFFICE

PEOPLE'S CAPITAL AND LEASING CORP.

BY: [signature]

TITLE: SVP

UNIFOIL CORPORATION

BY: [signature]

TITLE: CEO

MASTER LOAN AND SECURITY AGREEMENT NO. 3556
SCHEDULE NO. 003
SCHEDULE A

The following description of property supplements, and is part of Schedule No. 003 dated September 27, 2021 to the Master Loan and Security Agreement No. 3556 dated February 28, 2014 between Unifoil Corporation as Borrower and People's Capital and Leasing Corp. as Lender and may be attached to said Schedule and any related UCC Financing Statements, Acceptance or Delivery Certificate or other document describing the property:

Equipment Location: 12 Daniel Road East, Fairfield, NJ 07004

QUANTITY **DESCRIPTION**

One (1) 2021 Ecosystem model Milltex Aqua 145 Quickcut Reel-to-Reel and Reel-to-Sheet Film Laminating Machine for Water Based Adhesive, Thermal Film, Metal Transfer and Coating S/N ________________

One (1) 2021 Kody-Nuzen C-737 Duplex Cantilevered Slitter Rewinder Machine S/N ________________

All property listed above together with all related software (embedded therein or otherwise), all parts, repairs, additions, attachments, replacements, replacement parts, accessions and accessories incorporated therein or affixed thereto, modifications and substitutions thereto and all proceeds thereof including insurance proceeds.

PEOPLE'S CAPITAL AND LEASING CORP.	UNIFOIL CORPORATION
BY: [signature]	BY: [signature]
TITLE: SVP	TITLE: CFO

PAYMENT ADJUSTMENT RIDER

RIDER TO SCHEDULE NO. 003 DATED SEPTEMBER 27, 2021 TO MASTER LOAN AND SECURITY AGREEMENT NO. 3556 DATED FEBRUARY 28, 2014 (COLLECTIVELY, THE "CONTRACT") BETWEEN UNIFOIL CORPORATION AS BORROWER (THE "OBLIGOR") AND PEOPLE'S CAPITAL AND LEASING CORP. AS LENDER ("PCLC")

1. Purpose. This Rider sets forth the terms of adjustment to the payments set forth in the Contract. Terms defined in the Contract and not otherwise defined herein shall have the meanings defined in the Contract.

2. Definitions. The following terms shall have the following meanings herein:

(a) "Adjustment Date" shall mean the date PCLC first disburses any portion of the proceeds of the Contract, provided however, if PCLC makes vendor progress payments or other interim advances pursuant to a demand note or other interim financing document, then the Adjustment Date shall mean the date on which such interim financing "converts" to the term transaction evidenced by the Contract, which date shall be the date Obligor accepts the Equipment following delivery or other earlier date which the parties select in writing. The parties may by a separate writing select a different manner of determining the Adjustment Date.

(b) "Final Base Rate" shall mean the Five (5) year cost of funds rate as provided internally by PCLC's parent on the Adjustment Date, and posted by PCLC in the ordinary course of business.

(c) "Preliminary Payments" shall mean the payments set forth in the Contract, consisting of Sixty (60) consecutive monthly payments in the amount of $65,039.00 commencing one (1) month following the Adjustment Date.

(d) "Preliminary Base Rate" shall mean 0.89%.

3. Adjustment of Payments. The Preliminary Payments were calculated based on a spread over the Preliminary Base Rate. If the Adjustment Date occurs after September 27, 2021, and the Final Base Rate is greater or less than the Preliminary Base Rate, then the Preliminary payments shall be revised. For each increase or decrease of one (1) basis point (i.e., 1/100 of 1%) in the Final Base Rate above or below, the Preliminary Payments shall be revised as follows:

Notwithstanding the foregoing, in no event shall the Preliminary Base Rate plus applicable spread be less than 3.50%.

- Each of the sixty (60) payments in the amount of $65,039.00 shall increase or decrease by $16.09.

Immediately after the determination of the revised payments due under the Contract, Obligor shall, at the request of PCLC, execute an acknowledgment reflecting the revised payment schedule, but the failure of PCLC to make such a request or the failure of Obligor to execute the acknowledgment shall in no way diminish Obligor's obligations hereunder.

4. PCLC's Requirements. The commencement of the Contract is subject to satisfaction of all documentation and credit requirements of PCLC. If such requirements are not satisfied by the Adjustment Date, then at PCLC's option, the Adjustment Date shall be the date when such requirements are satisfied. The calculation of the Contract payments under this Rider will supersede any prior proposal or quotation.

IN WITNESS WHEREOF, the parties have executed this Rider simultaneously with the Contract.

PEOPLE'S CAPITAL AND LEASING CORP.	**UNIFOIL CORPORATION**
BY: [signature]	BY: [signature]
TITLE: SVP	TITLE: CEO

PEOPLE'S CAPITAL AND LEASING CORP.
850 MAIN STREET, BC-03
BRIDGEPORT, CT 06604

Unifoil Corporation
12 Daniel Road East
Fairfield, NJ 07004

September 27, 2021

RE: PREPAYMENT OF LOAN

Ladies and Gentlemen:

Reference is made herein to Schedule No. 003 dated September 27, 2021 to a certain Master Loan and Security Agreement No. 3556 dated February 28, 2014 (collectively, the "Loan") between People's Capital and Leasing Corp. ("PCLC") and/or its assigns and Unifoil Corporation as Borrower ("Borrower").

Provided Borrower is not and has never been in default under the Loan and has made all prior payments within five (5) days of their due date, Borrower shall have the option, upon thirty (30) days written notice to PCLC and/or its assigns, to terminate the Loan prior to the end of its scheduled term and to prepay the Loan in full on any regular payment due date at the then "Net Book Balance" (as hereafter defined) of PCLC and/or its assigns, plus the following:

1. If the prepayment occurs on the due date of payments one (1) through twelve (12), there will be a prepayment charge equal to 4% of the Net Book Balance.

2. If the prepayment occurs on the due date of payments thirteen (13) through twenty-four (24), there will be a prepayment charge equal to 3% of the Net Book Balance.

3. If the prepayment occurs on the due date of payments twenty-five (25) through thirty-six (36), there will be a prepayment charge equal to 2% of the Net Book Balance.

4. If the prepayment occurs on the due date of payments thirty-seven (37) through sixty (60), there will be a prepayment charge equal to 1% of the Net Book Balance.

Additionally, provided Borrower is not and has never been in default under the Loan, and provided that PCLC has received installments within five (5) days of their due date, Borrower shall have the option annually in any Loan year to partially prepay additional principal on the Loan without premium or charge in an amount not to exceed fifteen percent (15%) of the original Loan amount, to a cumulative maximum of thirty percent (30 %) of the original Loan amount during the term of the Loan. If any such additional principal payment is not made on a regular installment due date, then such payment shall be applied on the next regular installment due date.

"Net Book Balance" shall mean the net book balance of the Loan as shown on the books of PCLC or its assigns, including all unamortized initial direct costs.

Very truly yours,

PEOPLE'S CAPITAL AND LEASING CORP.

BY: [signature]

TITLE: SVP

ACKNOWLEDGED AND AGREED TO BY:

UNIFOIL CORPORATION

BY: [signature]

TITLE: CFO

PEOPLE'S CAPITAL AND LEASING CORP.
850 MAIN STREET, BC-03
BRIDGEPORT, CT 06604

Unifoil Corporation
12 Daniel Road East
Fairfield, NJ 07004

September 27, 2021

Re: Schedule No. 003 Dated September 27, 2021 To Master Loan and Security Agreement No. 3556 Dated February 28, 2014

Ladies and Gentlemen:

People's Capital and Leasing Corp. ("Lender") requires insurance coverage with companies and in form satisfactory to it as one of the conditions to enter into the above described loan with your Company covering the Equipment listed on the attached schedule. This insurance must be carried throughout the term of the loan. Please sign, complete the bottom portion and return this letter. **Please forward a copy of this letter to your insurance company with the request that it issue evidence of commercial property insurance and a certificate of liability insurance with the following requirements:**

PROPERTY COVERAGE:

- Covering all risks of physical loss, damage, destruction (including loss due to flood and earthquake if requested by Lender) or theft of the Equipment, with extended coverage.
- **PEOPLE'S CAPITAL AND LEASING CORP. ITS SUCCESSORS AND ASSIGNS** to be named by endorsement with lender's loss payable provisions. A copy of the endorsement complying with the foregoing requirement must be provided.
- In the amount of the total Property Coverage to include a Replacement Value of **$3,425,650.00**
- The Equipment should be described specifically or by reference to an attached schedule or by reference to the above loan and account number.
- The coverage may not be invalidated against Lender because of any violation of any condition or warranty contained in any policy or application therefor by the insured or others.
- Evidence of commercial property insurance meeting the foregoing requirements on ACORD form 28 or equivalent, with ISO special form (or its equivalent) including flood and earthquake coverage (if requested by Lender)

LIABILITY COVERAGE:

- $5,000,000.00 combined single limit for each occurrence comprehensive general liability coverage, including umbrella/excess liability. (Lender need not be named in the policy)
- Certificate of liability insurance meeting the foregoing requirements on ACORD form 25 or equivalent

ADDITIONAL POLICY PROVISIONS:

- Carrier should be rated A-, VIII (or better) by A.M. Best Company.
- The policies must provide that they will not be canceled or altered without **thirty (30)** days prior written notice to People's Capital and Leasing Corp.
- Notices to be sent to People's Capital and Leasing Corp. and its assigns, 850 Main Street, BC-03, Bridgeport, CT 06604.

Please feel free to contact or have your insurance agent contact Dee Lofton at your earliest convenience. Please be aware that failure to have insurance in effect that meets the above requirements will delay the commencement and/or funding of the above loan.

PEOPLE'S CAPITAL AND LEASING CORP.	**UNIFOIL CORPORATION**
BY: [signature]	BY: [signature]
TITLE: SVP	TITLE: CEO

INSURANCE INFORMATION (please complete and return to People's Capital):

INSURANCE COMPANY: ______________________ **PHONE:** ______________________

AGENT/CONTACT: ______________________ **FAX:** ______________________

PEOPLE'S CAPITAL AND LEASING CORP.
850 MAIN STREET, BC-03
BRIDGEPORT, CT 06604

September 27, 2021

Unifoil Corporation
12 Daniel Road East
Fairfield, NJ 07004

Re: Automatic Debit Payment **(Required)**

Reference is made herein to Schedule No. 003 dated September 27, 2021 to Master Loan and Security Agreement No. 3556 dated February 28, 2014 (collectively, the "Contract") between Unifoil Corporation as Borrower ("Borrower") and People's Capital and Leasing Corp. as Lender ("PCLC").

The Borrower hereby authorizes PCLC to establish an Automatic Debit Facility ("ADF") by which PCLC will electronically debit all monthly payments due under the Contract from the Borrower's bank account identified below. The information that PCLC requires to establish the ADF is a follows:

BANK: JB Chase

BANK ADDRESS: 237 Park Ave, 6th floor, NY, NY 10017

ABA # 021 000 021

ACCOUNT NAME: Unifoil corporation

ACCOUNT #: 957 086 032

PLEASE INCLUDE AN ORIGINAL VOIDED CHECK

In all other respects, the terms and conditions of the Contract are ratified and reconfirmed.

PEOPLE'S CAPITAL AND LEASING CORP.

BY: [signature]

TITLE: SVP

UNIFOIL CORPORATION

BY: [signature]

TITLE: CEO

PEOPLE'S CAPITAL AND LEASING CORP.
850 MAIN ST.
BRIDGEPORT, CT 06604

Unifoil Corporation
12 Daniel Road East
Fairfield, NJ 07004

September 27, 2021

RE: Schedule No. 003 dated September 27, 2021 to a certain Master Loan and Security Agreement No. 3556 dated February 28, 2014 and related documents and agreements, including without limitation a certain Demand Note dated September 27, 2021 ("Note") (collectively, the "Loan") between People's Capital and Leasing Corp. ("PCLC") and Unifoil Corporation ("Borrower")

Ladies and Gentlemen:

Reference is made to the Loan pursuant to which Borrower and PCLC intend financing of a new One (1) 2021 Ecosystem model Milltex Aqua 145 Quickcut Reel-to-Reel and Reel-to-Sheet Film Laminating Machine for Water Based Adhesive, Thermal Film, Metal Transfer and Coating and One (1) 2021 Kody-Nuzen C-737 Duplex Cantilevered Slitter Rewinder Machine ("Equipment") which Borrower is acquiring from **Ecosystem and Kody Equipment PVT. LTD.** ("Vendor").

Please sign below to confirm the accuracy of, and Borrower's agreement to, the following:

1. Borrower requests that PCLC cause People's United Bank, N.A. to issue a Letter of Credit (the "Letter of Credit") for the benefit of Vendor, representing a portion of the purchase price of the Equipment, which amount will be drawn by Vendor upon presentation of shipping documents to People's United Bank, N.A. and satisfaction of the other conditions of the Letter of Credit. Borrower shall execute and deliver to People's United Bank, N.A. an application and reimbursement agreement to initiate the Letter of Credit.

2. Borrower hereby authorizes and requests that PCLC advance the amount of the Letter of Credit to People's United Bank, N.A. to fund the Letter of Credit when the draw is presented by Vendor and accepted by People's United Bank, N.A. pursuant to the terms of the Letter of Credit. Any draws on an LC will be advances on the Note. The amount of the draw shall be an advance of a portion of the Note. Borrower reserves all rights against Vendor but Borrower's obligations to PCLC following the draw to repay the amount of the draw pursuant to the terms of the Note shall be absolute, unconditional and without defense, setoff or counterclaim regardless of any claims Borrower may have against Vendor and notwithstanding that the full proceeds of the Note will not yet have been disbursed. At PCLC's request, Borrower shall execute a commencement letter confirming the commencement of the Loan and the amount of the payments thereunder, but the failure of PCLC to make such request or the failure of Borrower to execute the same shall in no way diminish Borrower's obligations under the Loan.

3. Borrower agrees that its obligations to make the payments due under the Note and Loan shall not be affected in any respect whatsoever by the failure of Vendor to perform with respect to the Equipment to Borrower's satisfaction. The Borrower agrees that (a) it shall look solely to Vendor and its agents for the sale, delivery, installation, operation and condition of the Equipment and (b) PCLC has made no express or implied warranty of any kind with respect to the Equipment, including but not limited to its title, delivery and installation.

4. At the time of the final advance, the Note shall contemporaneously "convert" pursuant to the terms of the Loan to the long term financing contemplated by Schedule 003 thereunder.

5. PCLC and People's United Bank, N.A. will have no involvement in the importation of the Equipment other than processing and funding the draw under the Letter of Credit. Borrower shall look solely to Vendor and/or the customs broker/freight forwarder selected by Vendor and/or Borrower and not to PCLC or People's United Bank, N.A. for all obligations regarding the importation of the Equipment, including passage through customs.

6. PCLC does not guaranty or represent that importation or transportation or related insurance costs will be paid by Vendor or any other party. If not paid by Vendor, then as between Borrower and PCLC, Borrower shall be responsible for all such costs or fees. If PCLC shall advance any costs and fees (and PCLC shall have no obligation to do so), then Borrower shall promptly reimburse PCLC for such costs and fees.

7. PCLC MAKES NO REPRESENTATIONS WHATSOEVER REGARDING THE PERFORMANCE THAT WILL BE RENDERED BY VENDOR, ANY AGENT OF VENDOR OR ANY CUSTOMS BROKER/FREIGHT FORWARDER, SHIPPER, CARRIER, RIGGER, INSURER OR OTHER THIRD PARTY IN CONNECTION WITH THE EQUIPMENT. AS BETWEEN PCLC AND BORROWER, BORROWER SHALL BEAR ALL RISK OF LOSS AND BE RESPONSIBLE FOR THE PERFORMANCE BY ALL OF THE FOREGOING. EXCEPT FOR PCLC'S OBLIGATIONS TO MAKE THE ADVANCE TO FUND THE DRAW UNDER THE LETTER OF CREDIT, AND TO FUND THE BALANCE TO VENDOR UPON BORROWER'S ACCEPTANCE OF THE EQUIPMENT PCLC SHALL HAVE ABSOLUTELY NO RESPONSIBILITY OR LIABILITY FOR ANY PART OF THE TRANSACTION RELATING TO THE EQUIPMENT. PCLC AND PEOPLE'S UNITED BANK, N.A. SHALL SPECIFICALLY HAVE NO LIABILITY OR OBLIGATION RELATING TO THE TITLE, PURCHASE, INSPECTION, CRATING, SHIPMENT, DELIVERY, INSTALLATION, OPERATION, IMPORTATION OR PASSAGE THROUGH CUSTOMS OF THE EQUIPMENT. BORROWER SHALL INDEMNIFY AND HOLD HARMLESS PCLC AND PEOPLE'S UNITED BANK, N.A. AGAINST ALL CLAIMS, LOSSES, DAMAGES AND LIABILITIES, INCLUDING REASONABLE ATTORNEY FEES, INCURRED BY PCLC AND PEOPLE'S UNITED BANK, N.A. ARISING FROM CLAIMS BY THIRD PARTIES RELATING TO ANY OF THE FOREGOING.

8. Borrower shall be responsible for the fees of People's United Bank, N.A. in connection with the Letter of Credit and for the out of pocket expenses of PCLC in connection with this transaction, in addition to the documentation fee invoiced by PCLC.

9. In the event of any inconsistency between this Agreement and any prior document, the provisions of this Agreement shall control.

10. This Agreement may be executed in counterparts and delivered by fax but Borrower agrees to deliver an ink-signed original to PCLC.

Very truly yours,

PEOPLE'S CAPITAL AND LEASING CORP.

BY [signature]

TITLE SVP

AGREED TO AND ACKNOWLEDGED BY:
UNIFOIL CORPORATION

BY [signature]

TITLE CFO

DEMAND PROMISSORY NOTE

$3,083,085.00 Date: September 27, 2021

FOR VALUE RECEIVED, the undersigned (hereinafter called "Borrower") promises to pay to the order of PEOPLE'S CAPITAL AND LEASING CORP. (hereinafter called "PCLC"), at 850 Main Street, BC-03, Bridgeport, CT 06604 or at such other place as may be designated in writing by the holder of this Note, ON DEMAND, Three Million Eight-Three Thousand Eighty-Five and 00/100 dollars ($3,083,085.00) together with interest thereon at a rate of 1.25% above the Prime Rate of PCLC's parent (on a floating basis as such Prime Rate may from time to time change during the period of this Note), computed on a 360 day basis. The interest shall be payable one month following the advance and on the same day of each month thereafter with all unpaid and accrued interest being payable at the time of demand.

To secure payment of this Note, Borrower granted a security interest in its property pursuant to a Security Agreement dated as of this date (the "Agreement").

If Borrower fails to pay any interest installment on its due date, which failure continues for a period of five (5) days, Borrower shall pay a late charge thereon equal to one and one half (1.50%) percent per month from the due date to the date of payment, but only to the extent permitted by law. After the maturity of this Note, Borrower shall pay interest on the unpaid balance equal to one and one half (1.50%) percent per month, but only to the extent permitted by law. In the event that PCLC institutes an action upon this Note or under the Agreement, Borrower shall pay, in addition to unpaid principal, interest and unpaid late charges, the expenditures incurred by PCLC in enforcing collection of this Note and its rights under the Agreement, including all reasonable attorneys' fees. In addition, if Borrower defaults under this Note, then PCLC shall be entitled to all the rights and remedies of a secured party and as set forth in the Agreement. **BORROWER AND PCLC WAIVE ALL RIGHTS TO A JURY TRIAL IN ANY ACTION OR PROCEEDING BASED UPON THIS NOTE.**

The proceeds of this Note are being disbursed by PCLC on Borrower's behalf in connection with the purchase of certain equipment (the "Equipment") described in Schedule No. 003 to Master Loan and Security Agreement No. 3556 between Borrower and PCLC (the "Loan"). Advances hereunder shall only occur after PCLC has received all items it requires, including from vendors or third parties, and updated financial information if requested. Provided Borrower is not in default under this Note, the Agreement or the Loan, no prior demand for payment has been made by PCLC and the conditions of the succeeding sentence are met, this Note shall be "converted" to, and the principal amount advanced deemed included in the total amount disbursed pursuant to the Loan. The aforesaid "conversion" shall not occur unless and until Borrower has satisfied all credit and documentation requirements of PCLC, including but not limited to the execution and delivery of said Loan and a Delivery Certificate. Upon such "conversion", this Note shall be deemed paid in full, however the Agreement shall not be canceled until the Equipment has been fully delivered and accepted, and the Loan has been fully funded by PCLC. Borrower has committed to the Loan and without PCLC's consent, Borrower may not finance the Equipment with another lender or prepay this Note except in connection with the conversion of the Note to the Loan so long as PCLC is willing to complete the Loan.

THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF PCLC AND BORROWER HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT. PCLC shall have the right to fill in any blanks left in this Note, the Agreement, or the Loan and to correct patent errors therein; but the same may not be otherwise modified or discharged, in whole or in part, and no right or remedy of PCLC hereunder or under any other agreement may be waived except by a written agreement signed by PCLC.

UNIFOIL CORPORATION

BY: ______________________

TITLE: CEO

G:\Commercial\PCLC\Documentation\Transactions\Unifoil Corporation\3556-003\27-Schedule Docs\Demand Pkg.docx

SECURITY AGREEMENT

Agreement Number: 3556-603

Agreement dated September 27, 2021 between **Unifoil Corporation** as Debtor (whether one or more than one, herein called "Debtor") having an address of 12 Daniel Road East, Fairfield, NJ 07004, and People's Capital and Leasing Corp. as Secured Party (herein called "Secured Party").

For valuable consideration and to secure indebtedness of Debtor to Secured Party under a certain Demand Promissory Note of even date (hereinafter called the "Note"), and any renewals, extensions or replacements thereof (the "Loan"), and any other obligation of Debtor to Secured Party which is in existence or may hereafter come into existence, Debtor hereby grants to Secured Party a security interest in the property listed on the annexed Schedule B (collectively referred to as the "Collateral").

1. All payments due under the Note shall be made without notice and demand and Debtor's obligation to make any payment thereunder or hereunder shall be absolute and unconditional and Debtor shall not be entitled to any reduction or setoff against such payment, nor shall this Security Agreement terminate, or, the respective obligations of Secured Party or Debtor be otherwise affected by reason of any defect in, lack fitness for use of damage to, loss of possession or use of or destruction of all of or any of the portion of collateral constituting equipment from whatsoever cause, the prohibition of or other restriction against Debtor's use of the Collateral, or for any other cause, it being the intention of the parties hereto that the Loan and other amounts payable by Debtor hereunder and under the Note shall continue to be payable in all events in the manner and at the times provided in the Note and hereunder unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Security Agreement.

2. The Collateral is, or will be used, primarily for business purposes.

3. Debtor hereby warrants, represents and agrees:

   (a) that the Collateral is lawfully owned by debtor, free and clear of all other liens, encumbrances and security interests, except if otherwise specified in Schedule B, and Debtor will warrant and defend title to the same against the claims and demands of all persons; (b) that, except if otherwise specified in Schedule B, Debtor has not granted, and will not grant, to anyone other than Secured Party any security interest in the Collateral and Financing Statement or other instrument affecting the Collateral, nor rights therein, bearing the signature of, or otherwise authorized by, Debtor, is on file in any public filing office; (c) that the Collateral is and shall be retained in Debtor's possession at **12 Daniel Road East, Fairfield, NJ 07004**; (d) that the Collateral shall at all times remain personal property; (e) that the Collateral is used for business; (f) that if the Collateral is attached to real estate or if the Collateral is or may become subject to a prior interest in favor of any party having an interest in the real estate, Debtor, on demand of Secured Party will furnish Secured Party with a writing by which any and all parties having such prior interest subordinate or disclaim their rights and priorities to, or in favor of Secured Party's security interest provided herein.

4. Debtor further agrees that from the date hereof it will keep the equipment portion of the Collateral insured against all risks of Physical loss or damage, including loss by fire, theft, windstorm, and explosions with extended coverage for not less than the greater of the Loan or the full replacement cost of the Collateral and shall carry property damage and additional insurance including public liability insurance in such amounts and covering such risks as Secured Party may reasonably require. All said insurance shall be in form and with companies satisfactory to Secured Party, the loss under all such policies shall be payable to Secured Party and Debtor as their interests may appear. Such policies shall provide that no less than thirty (30) days notice shall be given by the insurance company to Secured Party prior to any cancellation or alteration of the policies and with respect to policies insuring against physical loss that the coverage afforded to Secured Party shall not be impaired or invalidated against Secured Party or its assignees because of any condition or warranty contained in any policy or application therefor by Debtor. The insurance policies and all renewals thereof, or Certificates in lieu thereof, shall be promptly delivered by Debtor to Secured Party and shall be held by it until the indebtedness secured hereby is paid. Debtor hereby assigns to Secured Party all monies, not in excess of the Loan and any monies due hereunder, which may become payable under such insurance including the return of any unearned premiums, and

directs any insurer to make payment directly to Secured Party and authorizes Secured Party to apply such monies in payment on account of the Loan secured hereby and to remit any surplus to Debtor. If the equipment portion of the Collateral is damaged, other than being totally destroyed, and such damage is repairable and covered by insurance, all loss proceeds payable by the insurance company or companies shall be made available by Secured Party to be applied to the repair and/or replacement of such damage to the equipment portion of the Collateral provided Debtor is not in default of its obligations under this Note or in the payment of any of the indebtedness secured hereby. Debtor appoints Secured Party as its attorney-in-fact to endorse any draft, make any claim under such insurance and execute any proof of claim and to do all other things necessary and required to effect a settlement under any insurance policies. In the event of a failure by Debtor to procure and maintain such insurance, Secured Party is hereby authorized and empowered to do so and the premiums paid for same shall be a lien against the Collateral added to the amount of the indebtedness secured hereby and payable on demand with interest at the rate of 1.50% per month but in no event greater than the maximum legal rate.

5. Debtor agrees that as between it and Secured Party all risks of loss, theft or destruction of the equipment portion of the Collateral shall be borne by Debtor. Debtor further agrees to keep the equipment portion of the Collateral in first class operating condition and appearance at all times. Upon any failure of Debtor to comply with the foregoing, Secured Party, in addition to its other rights and remedies hereunder, may, but shall not be obligated to, cause repairs to be made to such Collateral, the cost of which shall be a lien against the Collateral, added to the amount of indebtedness secured hereby, and payable on demand with interest at the rate of 1.5% per month but in no event greater than the maximum legal rate.

6. Debtor further agrees that it will not use the Collateral in violation of any statute, ordinance or applicable insurance policy and will promptly pay all taxes and assessments levied against the Collateral; that Debtor will not permit any lien, charge, encumbrance or security interest of any kind whatsoever (other than Secured Party's security interest) to accrue upon or attach to Collateral; that Debtor will not remove the equipment portion of the Collateral from its location as above set forth without the prior written consent of Secured Party; that if any part of the equipment portion of the collateral is subject to a certificate of title law, Debtor will cause Secured Party's security interest to be noted thereon and promptly deliver such certificate of title to Secured Party; that Debtor will not secrete, sell, transfer, dispose of, attempt to dispose of, substantially modify or abandon the collateral or any part thereof, Secured Party is authorized to file such Financing Statements and continuation statements, in form acceptable to Secured Party as are reasonably necessary in the opinion of Secured Party, to establish and maintain a valid security interest in the collateral and Debtor will pay any relative filing fees or costs with respect thereto and for prior lien searches; and that Secured Party is authorized to file any such Financing Statement without the further consent of Debtor. Debtor will allow Secured Party and its representatives free access to the Collateral at all times for purposes of inspection or repair, Debtor will furnish to Secured Party unaudited quarterly financial statements within thirty (30) days after the end of its first three quarters in each fiscal year and a certified Financial Statement within ninety (90) days after the close of its fiscal year, all of which shall be true and correct in all respects, shall be prepared in accordance with generally accepted accounting principles and shall be supplied until the Note is paid in full.

7. The occurrence of any one of the following shall constitute an Event of Default hereunder:

   (a) Debtor is in default in payment under the Note or hereunder;
   (b) Debtor removes, sells, transfers, encumbers, or parts with possession of the Collateral or any items thereof or attempts to do any of the foregoing;
   (c) Debtor fails to maintain in force the required insurance on the Collateral in compliance herewith or fails to provide loss payable protection to Secured Party in form satisfactory to Secured Party;
   (d) If any representation or warranty made by debtor herein or in any statement given to Secured Party shall be materially untrue;
   (e) Debtor shall fail to observe or perform any of the other obligations required to be observed or performed by Debtor hereunder, or other obligation or indebtedness of Debtor to Secured Party otherwise owing or due by Debtor to Secured Party in any other agreement now or hereafter executed between the parties hereto and such failure shall continue UNCURED for ten (10) days after written notice thereto to Debtor by Secured Party;
   (f) Debtor ceases doing business as a going concern, makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts as they become due, files a voluntary petition

in bankruptcy, is adjudicated a bankrupt or an insolvent, files a petition seeking for itself any reorganization, arrangement, composition readjustment, liquidation, dissolution or similar arrangement under any present or future statute, law or regulation or files an answer admitting the material allegations of a petition filed against it in any such proceeding, consents to or acquiesces in the appointment of a trustee, custodian, receiver or liquidator of it or of all or any substantial part of its assets or properties, or if it shall take any action looking to its dissolution or liquidation, or an order for relief is entered under the bankruptcy code against Debtor;

(g) Within thirty (30) days after the commencement of any proceeding against Debtor seeking reorganization, arrangement, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceedings shall not have been dismissed, or if within thirty (30) days after the appointment without Debtor's acquiescence of any trustee, custodian, receiver or liquidator of it or of all or any substantial part of its assets and properties, such appointment shall not be vacated; (such approval will not be unreasonably withheld) or

(h) A material adverse change occurs in the financial condition or business operations of Debtor, a guarantor or a vendor of the equipment to be financed. Secured Party may require updated financial statements prior to any funding under the Note and the "conversion" of the Note to the Loan defined in the Note demonstrating no material adverse change when compared to the financial statements provided for approval.

Upon the occurrence of any Event of Default, Secured Party shall have all of the rights and remedies of a Secured Party under the Uniform Commercial Code and Secured Party is hereby authorized and empowered, with the aid and assistance of any person or persons, to enter any premises where the collateral or any part thereof is, or may be, placed, and to assemble and/or remove same and/or to render it unusable and sell and dispose of such Collateral at one or more public or private sales upon at least ten (10) days' written notice to Debtor of such sale. The proceeds of each such sale shall be applied by Secured Party toward the payment of the Note or other indebtedness secured hereby, expenses of retaking, including payment by Secured Party of storage, preparing for such sale, advertising, selling and all related charges and disbursements in connection therewith. Should the proceeds of any such sale be insufficient to fully pay all the items above mentioned, Debtor hereby covenants and agrees to pay any deficiency to Secured Party and if Secured Party employs counsel for the purpose of effecting collection of any monies due hereunder (whether or not Secured Party has retaken the Collateral or any part thereof) or for the purpose of recovering the collateral, or for the purpose of protecting Secured Party's interest because of any default of debtor, Debtor agrees to pay reasonable attorney's fees and such attorney's fees shall be a lien on the collateral herein and the proceeds thereof. Secured Party may require debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. All rights and remedies hereunder are cumulative and not exclusive and a waiver by Secured Party of any breach by Debtor of the terms, covenants, and conditions hereof shall not constitute a waiver of future breaches or defaults; and no failure or delay on the part of Secured Party in exercising any of its options, powers, rights or remedies, or partial or single exercise thereof, shall constitute a waiver thereof.

8. DEBTOR AND SECURED PARTY HEREBY WAIVE THE RIGHT OF A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BY EITHER PARTY, OR ASSIGNS, ARISING OUT OF THE SUBJECT MATTER OF THIS SECURITY AGREEMENT, THE COLLATERAL, OR THE NOTE OR OTHER OBLIGATION SECURED HEREBY.

9. This Security Agreement may not be changed, modified or discharged, in whole or in part, and no right or remedy of Secured Party hereunder or under the Note or as a Secured Party under the Uniform Commercial Code may be waived by secured party unless such change, modification, discharge or waiver is in writing and signed on behalf of Secured Party by one of its duly authorized officers. All prior representations and agreements are merged in this Note.

10. Secured Party is hereby authorized and empowered to date this Security Agreement and to fill in blank spaces in accordance with the actual terms of the related transaction. Secured Party may correct patent errors in Collateral descriptions or other terms, upon notice to Debtor.

11. The rights and benefits of Secured Party hereunder shall inure to the benefit of its successors and assigns.

12. All covenants of Debtor shall survive the termination of this Security Agreement. Notices hereunder shall be given in writing and mailed to the other party at the address specified herein or to such changed address as either party may give the other notice in writing. Forbearance or indulgence by Secured Party in any regard whatsoever shall not constitute a waiver of the covenant and condition. In the event any portion of this Security Agreement is invalid for any reason whatsoever, the parties agree that the agreement shall remain binding between them except for such invalidated portion.

13. THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF SECURED PARTY AND DEBTOR HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT.

IN WITNESS WHEREOF, Debtor has executed this Security Agreement as of the date first above written.

UNIFOIL CORPORATION

By: ______________________

Title: CEO

Agreed to and Accepted By:

PEOPLE'S CAPITAL AND LEASING CORP.

By: ______________________

Title: SVP

SECURITY AGREEMENT

SCHEDULE B

The following description of property supplements, and is part of, the Security Agreement No.3556-603 dated September 27, 2021 between the undersigned Borrower and People's Capital and Leasing Corp. and may be attached to said Security Agreement and any related UCC Financing statements, Acceptance or Delivery Certificate or other document describing the property.

All machinery, equipment, furniture and fixtures, now owned or hereafter acquired, complete with any and all attachments, accessions, additions, replacements, improvements, modifications and substitutions thereto and therefor and all proceeds including Insurance and products thereof and therefrom including the following:

QUANTITY **DESCRIPTION**

One (1) 2021 Ecosystem model Milltex Aqua 145 Quickcut Reel-to-Reel and Reel-to-Sheet Film Laminating Machine for Water Based Adhesive, Thermal Film, Metal Transfer and Coating
S/N ________________

One (1) 2021 Kody-Nuzen C-737 Duplex Cantilevered Slitter Rewinder Machine
S/N ________________

All accounts, accounts receivable, contract rights, instruments, general intangibles, documents, investment property, letter of credit rights, payment intangibles and chattel paper now owned or hereafter acquired and all proceeds thereof and therefrom.

All inventory and any other goods, merchandise or other personal property held by debtor for sale or lease and all raw materials, work or goods in process or materials or supplies of every nature used, consumed or to be consumed in debtor's business, now owned or hereafter acquired and all proceeds, including insurance proceeds and products of any of the foregoing.

PEOPLE'S CAPITAL AND LEASING CORP.

By: [signature]

Title: SVP

UNIFOIL CORPORATION

By: [signature]

Title: CFO